UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2010
SPARTON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-1000 (Commission File Number)	38-1054690 (IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois (Address of Principal Executive Offices)	60173-2213 (Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866
(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
     Sparton Corporation, an Ohio corporation (the “Company”) is holding a call on Tuesday, February 16, 2010 at 11:00 a.m. Eastern Standard Time to discuss its fiscal year 2010 second quarter financial results, provide a general business update and respond to investor questions. Interested parties may participate in the conference call by dialing 1-888-612-1050 at least fifteen minutes before the call is scheduled to begin.
     A Web presentation link is also available for the conference call:
     https://www.livemeeting.com/cc/gc_min_pro_usa/join?id=4RSNBJ&role=attend
     Investors and financial analysts are invited to ask questions after the presentation is made. The script for the call is attached as Exhibit 99.1 and the slide presentation is attached as Exhibit 99.2, and are incorporated herein by reference. The slide presentation and a replay of the live conference call will be available on the Company’s website at www.sparton.com under the heading “Investor Relations” for a period of up to two (2) years after the date of the live call.
     The information set forth herein, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit 99.1	Script for conference call dated February 16, 2010

Exhibit 99.2	Slide Presentation for conference call dated February 16, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
Dated: February 16, 2010	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Script for conference call dated February 16, 2010

Exhibit 99.2	Slide Presentation for conference call dated February 16, 2010